Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
April, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.38%
      April, 1997  4.51%
      March, 1997  6.94%
      February, 1997  4.68%


Cash Yield                                              18.31%


Investor Charge Offs                                    5.09%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.77%


Seller's Interest                                       15.14%


Total Payment Rate                                      9.56%


Total Principal Balance                                $6,363,109,018.53


Investor Participation Amount                          $416,666,666.66


Seller Participation Amount                            $963,109,018.55